Certain Transactions (Details) - Schedule of fair value of the consideration transferred to Origin stockholders for the Origin transaction $ in Thousands	3 Months Ended
Mar. 31, 2021 USD ($)
Schedule of fair value of the consideration transferred to Origin stockholders for the Origin transaction [Abstract]
Cash payments	$ 33,025
Issuance of ordinary shares to Origin stockholders	26,636
Contingent consideration at estimated fair value	37,400
Total consideration	$ 97,061